UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09749

Lifetime Achievement Fund, Inc.

(Exact name of Registrant as specified in charter)

15858 West Dodge Road
Suite 310
 Omaha, NE 68118

  (Address of principal executive offices)

Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118

  (Name and address of agent for service)

Registrant's telephone number, including area code: (402) 330-1166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Annual Report

December 31, 2008

Lifetime Achievement Fund

LIFETIME ACHIEVEMENT FUND, INC.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

TABLE OF CONTENTS

Shareholder Letter	2
Expense Example	7
Portfolio Holdings as a Percentage of Total Investments	7
Performance Summary	8
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	19
Other Information	20
Directors and Officers	21

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Lifetime Achievement Fund, Inc.

SHAREHOLDER LETTER

Dear Shareholders,

Performance Review

Lifetime Achievement Fund had a -45.00% return (excluding sales load and including reinvestment of dividends and capital gains) for the year ended December 31, 2008.  The Fund underperformed the S&P 500® Index and the MSCI World Index, which returned -37.00% and -40.71%, respectively, over the same period.

Last year was ugly no matter how you slice it.  We underperformed the referenced stock market indexes primarily because of our use of leverage in the Fund.  We borrowed to buy during market selloffs in January and again in July.  These additional borrowings increased the Fund’s loan outstanding to around 19% of the Fund’s total asset levels seen in July.  It seemed like a classic stock market correction that we have taken advantage of by borrowing to buy over 30+ years as investors.

Economic and Market Review

The economy had been plugging along just fine with respectable growth through September.

Source: St. Louis Fed

Then, the subprime crises caused a credit crunch.  The credit freeze along with massive leverage, derivatives, and mark-to-market accounting rules culminated in the bankruptcy of Lehman Brothers.  This event made financial markets everywhere question the stability of the whole system as we had discussed in the book, Manarin on Money.  Fear feeds on fear and markets everywhere collapsed.  There was nowhere to hide with the panic sell off hitting stocks, preferred stocks, corporate bonds, government agency bonds, municipal bonds, and even some money market funds neared the brink.  Our gold hedge didn’t help us out either with mutual funds holding gold stocks falling more than 60% from their February/March highs due to the liquidity crisis.  It would have taken a full collapse of the paper money system for the gold shares to have paid off in this case.  Gold coins, on the other hand, rose for the year.  The only place to have escaped the panic was US treasury bonds.  If you think back to the seminar series or Manarin on Money, we talk about hedging against deflation with zero coupon treasury bonds.  So why didn’t we own any?   We already had historically low yields of around 3.5% on the 10-year T-bond.  Remember the teeter-totter?  For your bond price to increase, interest rates have to decrease.  At the time, all the worry was about inflation, not deflation, and any further collapse in derivatives could have collapsed the house of cards and bonds would have gone to zero.  We did not, nor did anyone else for that matter, foresee the near collapse of the entire system.  The velocity of money, which is the rate that money changes hands, had collapsed, and another shoe or two dropping would have collapsed the whole house of cards!

Source: St. Louis Fed

Now, we see the Treasury bond market as the next bubble to pop.  Investors have flocked to these instruments seeking safety.  Some yields on shorter-term treasury securities have even gone negative!  We think investors currently holding treasury securities will be in for a wake up call when the panic eases and interest rates increase and their bond price goes down.

The panic came fast and furious, which led to a -0.5% contraction of real GDP for the third quarter.  The fourth quarter number is going to be much worse with economists predicting a contraction of -4% to -8%.

We still feel adamant about not trying to hide in cash to avoid declines in asset prices.  What we have witnessed over the past year was the near collapse of the whole financial system, and with notional value of daily derivative trading still exceeding $700 trillion, will the currency (house of cards) survive the next panic?

Future Outlook

We are seeing an unprecedented global coordination of effort to combat the panic of financial markets.  Our Federal Reserve Bank has pumped out an incredible amount of stimulus into the system.  They have lowered the target federal funds rate to a historically low range of 0% to 0.25%.  The Fed’s latest statement vowed to “employ all available tools to promote the resumption of sustainable economic growth.”  They also reiterated their plans to purchase government agency and mortgage-backed debt, with the possibility of purchasing longer-term treasury securities.  They also said they are ready to keep rates “at exceptionally low levels for some time.”  The following charts show the aggressive expansion of the money supply.

Source: St. Louis Fed

The adjusted reserves consist of the sum of deposits sitting in bank vaults and on deposit with the Fed.  Banks can use their excess reserves to make loans.  This lending activity through fractional reserve banking can expand the money supply many times over.  M2 is the broadest measure of money that the Fed currently publishes.  It is made up of currency, checking, savings, money markets, and CDs under $100,000.  We would expect to see M2 expand aggressively as banks start to lend and the money multiplier effect shows up.

The fiscal picture looks stimulative as well.  Despite Obama’s talk during the presidential campaign, he has quickly changed his tune to that of tax cuts and infrastructure spending.

We have already had the equivalent of a tax cut with the decline of energy costs.

Source: St. Louis Fed

Source: St. Louis Fed

Portfolio Review

These fiscal and monetary policy actions will have consequences, which we believe will be higher asset prices down the road.  However, we also believe that when confidence recovers and the velocity of money increases there will be the potential for high inflation, so we have increased our gold hedge position to 9-10% by purchasing more Franklin Gold & Precious Metals Fund-Class A.  We also made some manager changes in the portfolio.  We exited our positions in Alger Small Capitalization Portfolio-Class A and Pioneer Mid-Cap Value Fund-Class A.  We subsequently initiated positions in Pioneer Oak Ridge Small Cap Growth Fund-Class A and JPMorgan Value Advantage Fund-Class A.  Late in the year, we made an allocation shift into small capitalization stocks by purchasing Franklin Small Cap Value Fund-Class A,  Allianz NFJ Small-Cap Value Fund-Class A, and Delaware Small Cap Value Fund-Class A.  Small cap stocks have historically performed well coming out of market declines and economic recessions.

Historical Perspective

We still believe that you must be an owner to build and maintain wealth in today’s world.  The price of ownership is, unfortunately, short-term volatility.  Even after two large bear markets in the last decade, the long-term chart still shows us that common stock offers the best opportunity for returns.

Hypothetical value of $1 invested at the beginning of 1921.  Assumes reinvestment of income and no transaction costs or taxes.   This data is for illustrative purposes only and not indicative of any investment.  An investment cannot be made directly in an index.  Past performance is no guarantee of future results.  Sources—Stocks: The Standard and Poor’s 500®, an unmanaged group of securities considered representative of the stock market in general; Long-Term Government Bonds:10-year U.S. Government Bond; Treasury Bills: 30-day U.S. Treasury Bill; Inflation: Consumer Price Index.  Stock, Long-Term Government Bond, and Treasury Bill data prepared using Global Financial Data.

Conclusion

Bull markets are a lot more fun than bear markets!  A bull market will eventually return as it always does.  From the November 20, 2008 lows to year end, the Fund had increased 36.60%.   Thank you for your business and your confidence through this most recent financial disaster.  Year-end statements will be painful to look at including our own.  Remember, we have most of our own money invested in the Fund along with you.

Peace and Goodwill,

Roland Manarin, President and Portfolio Manager

Aron Huddleston, Vice President and Assistant Portfolio Manager

The foregoing information reflects our analysis and opinions.  The information is not a complete analysis of every aspect of any market, country, industry, security, or fund.  Statements of fact are from sources considered reliable.

The Fund’s investment results represent past performance which is no guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less that their original costs.  Performance figures do not reflect the 2.50% sales charge and include reinvestment of dividends and capital gains.  Mutual fund performance changes over time and current performance may be lower or higher than that which is stated.  To receive current to the most recent month end performance, please call (888) 339-4230.

Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The Fund’s prospectus contains this and other information about the Fund.  You may obtain a prospectus by calling (888) 339-4230, or visiting http://www.lifetimeachievementfund.com.  The prospectus should be read carefully before investing.  The Fund is distributed by Manarin Securities Corporation, a member of FINRA/SIPC.

Portfolio composition will change due to ongoing management of the Fund.  Specific funds named in this newsletter may not currently be owned by the Fund, or the Fund’s position in these other funds may have changed.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)

For the Six Months Ended December 31, 2008

As a shareholder of Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period* 7/1/08 – 12/31/08
Actual	$1,000.00	$ 640.30	$ 9.49
Hypothetical (5% return before expenses)	$1,000.00	$1,013.43	$11.65

* Expenses are equal to the Fund’s annualized expense ratio of 2.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS (Unaudited)

December 31, 2008

Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)

As of December 31, 2008

Please note that Lifetime Achievement Fund, Inc. has the Nasdaq symbol LFTAX.

AVERAGE ANNUAL TOTAL RETURNS*
	1 Year	5 Year	Since Inception (July 5, 2000)
Lifetime Achievement Fund with 2.50% sales load	(46.39)%	(4.44)%	(4.76)%
Lifetime Achievement Fund without 2.50% sales load	(45.00)%	(3.95)%	(4.47)%
MSCI World Index	(40.71)%	(0.51)%	(3.12)%
S&P 500® Index	(37.00)%	(2.19)%	(3.88)%

*The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. All charts and tables reflect past performance which is not predictive of future results.

The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

The Standard and Poor’s 500® Index is a market capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The indices do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. In addition, the indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS

December 31, 2008
	Shares	Value
Name of Security

Mutual Funds: 129.2%
Alger Capital Appreciation Fund - Class A * †	1,338,108	$11,427,442
Allianz NFJ Small-Cap Value Fund - Class A †	362,980	6,922,028
Delaware Small Cap Value Fund - Class A †	404,955	9,046,689
Delaware Value Fund - Class A †	446,684	3,515,400
Franklin Gold and Precious Metals Fund - Class A †	345,040	8,615,655
Franklin MicroCap Value Fund - Class A †	454,610	9,674,102
Franklin Mutual Discovery Fund - Class A †	244,892	5,461,099
Franklin Small Cap Value Fund - Class A †	449,313	12,077,526
John Hancock Classic Value Fund - Class A †	1,099,999	11,747,992
John Hancock Regional Bank Fund - Class A †	31,241	408,316
JPMorgan Value Advantage Fund - Class A †	783,518	8,971,279
OCM Gold Fund * †	230,299	3,514,356
Pioneer Oak Ridge Small Cap Growth Fund - Class A †	420,139	7,491,070
Polaris Global Value Fund †	770,108	6,669,134
Templeton Growth Fund - Class A †	869,175	11,342,740
Wintergreen Fund †	566,327	4,944,037

Total Mutual Funds
(Cost $144,078,782)		121,828,865

Exchange Traded Funds: 3.5%
iShares Dow Jones US Home Construction Index Fund †	336,600	3,332,340

Total Exchange Traded Funds
(Cost $6,056,466)		3,332,340

Equity Securities: 2.5%
Information Technology: 0.2%
SoftBrands, Inc.* †	371,575	141,199

Telecommunication Services: 2.3%
Level 3 Communications, Inc.* †	3,150,000	2,205,000

Total Equity Securities (Cost $14,839,463)		2,346,199
	Principal Amount
Short-Term Investments: 0.8%
UMB Bank, n.a. Money Market Fiduciary ±	$745,859	745,859

Total Short-Term Investments
(Cost $745,859)		745,859

Total Investments: 136.0%
(Cost $165,720,570)		128,253,263

Liabilities less all other assets: (36.0)%		(33,944,035)

Net Assets: 100.0%		$94,309,228

* Non-income producing security.
† As of December 31, 2008, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $127,507,404 as of December 31, 2008. See Note 6 to the financial statements.
± The short-term investment earns interest at variable rates. At December 31, 2008, the interest rate was 0.18%.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments at value (cost $165,720,570)*	$128,253,263
Cash*	41,926
Receivable for fund shares sold	241,011
Interest and dividends receivable	41
Prepaid expenses and other assets	17,323

Total assets	128,553,564

Liabilities
Loan payable	34,000,000
Payable for fund shares redeemed	70
Distribution fees payable	59,068
Management fees payable	55,520
Interest payable	52,126
Directors’ fees payable	7,000
Chief Compliance Officer fees payable	4,658
Other accrued expenses	65,894

Total liabilities	34,244,336

Net assets	$94,309,228

Net assets consist of:
Paid-in-capital	$165,340,022
Accumulated net realized loss on investments	(33,563,487)
Net unrealized depreciation on investments	(37,467,307)

Net assets	$94,309,228

Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	8,053,338

Net asset value and redemption price per share
(net assets / shares outstanding)	$11.71

Maximum offering price per share
(net asset value, plus 2.56% of net asset value or
2.50% of offering price)	$12.01

* As of December 31, 2008, all or a portion of has been pledged as collateral for a Fund loan. See Note 6 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS

For the year ended December 31, 2008

Investment Income
Dividends from mutual funds	$2,584,142
Interest	13,279
Total investment income	2,597,421

Expenses
Interest expense	1,216,454
Management fees	1,089,666
Distribution fees	363,222
Professional fees	136,343
Administrative and fund accounting fees	120,762
Transfer agent fees and expenses	104,787
Chief Compliance Officer expense	55,000
Federal and state registration fees	39,864
Reports to shareholders	31,868
Custody fees	29,305
Directors’ fees and expenses	25,508
Miscellaneous expenses	11,892

Total expenses	3,224,671

Net investment loss	(627,250)

Realized and unrealized gain/(loss) on investments
Capital gain distributions from mutual funds	2,699,272
Net realized loss on investments	(36,336,983)
Change in unrealized depreciation on investments	(52,154,706)

Net realized and unrealized loss on investments	(85,792,417)

Net decrease in net assets resulting from operations	$(86,419,667)

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31,
	2008	2007
Change in net assets from operations
Net investment loss	$(627,250)	$(750,114)
Capital gain distributions from mutual funds	2,699,272	9,096,688
Net realized gain/(loss) on investments	(36,336,983)	4,255,209
Change in unrealized depreciation
on investments	(52,154,706)	(13,871,560)

Net decrease in net assets
resulting from operations	(86,419,667)	(1,269,777)

Distributions
From income	(114,894)	-
From capital gains	(89,469)	(12,475,092)
Total distributions	(204,363)	(12,475,092)

Capital share transactions
Proceeds from sale of shares	34,824,098	30,493,369
Proceeds from reinvestment of distributions	201,655	12,294,091
Redemption of shares	(23,388,703)	(7,152,596)
Redemption fees	5,531	687

Net increase from
capital share transactions	11,642,581	35,635,551

Total increase/(decrease) in net assets	(74,981,449)	21,890,682

Net assets
Beginning of year	169,290,677	147,399,995
End of year	$94,309,228	$169,290,677
Accumulated net investment income	$-	$114,900

Transactions in shares
Shares sold	1,944,212	1,270,870
Proceeds from reinvestment of distributions	17,714	572,617
Shares redeemed	(1,839,076)	(296,294)
Net increase	122,850	1,547,193

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF CASH FLOWS

For the year ended December 31, 2008

Increase/(Decrease) in Cash
Cash flows used for operating activities:
Net decrease in net assets resulting from operations	$(86,419,667)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(115,324,899)
Sales of long-term portfolio investments	90,009,051
Sales of short-term portfolio investments, net	23,060
Increase in receivable for fund shares sold	(220,065)
Decrease in interest and dividend receivable	228,666
Increase in prepaid assets and other assets	(1,830)
Decrease in payable for fund shares redeemed	(5,555)
Decrease in distribution fees payable	(49,384)
Decrease in management fees payable	(52,883)
Decrease in interest payable	(58,548)
Increase in Directors’ fees payable	3,508
Increase in Chief Compliance Officer fees payable	4,658
Decrease in other accrued expenses	(25,570)
Realized loss on investments	36,336,983
Litigation recovery	1,477
Change in unrealized depreciation on investments	52,154,706

Net cash used for operating activities	(23,396,292)

Cash flows provided by / (used for) financing activities
Proceeds from sale of shares	34,824,098
Redemption of shares	(23,388,703)
Proceeds from redemption fees	5,531
Dividends paid to shareholders, net of reinvestments	(2,708)
Net cash provided by loan payable	12,000,000
Net cash provided by financing activities	23,438,218

Net increase in cash	41,926
Cash at beginning of year	-
Cash at end of year	$41,926

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $201,655.

Interest payments for the year were $1,275,003.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

	(For a share outstanding throughout the year)

	Year Ended December 31
	2008	2007	2006	2005(b)	2004(b)
Selected per share data
Net asset value, beginning of year	$21.35	$23.09	$19.46	$17.56	$16.06

Income (loss) from investment operations
Net investment loss (a)	(0.08)	(0.09)	(0.11)	(0.09)	(0.12)
Net realized and unrealized
gain / (loss) on investments	(9.54)	0.05	4.59	1.99	1.62

Total income / (loss) from investment operations	(9.62)	(0.04)	4.48	1.90	1.50

Distributions and other
Less distributions from realized gains	(0.01)	(1.70)	(0.85)	-	-
Less income distributions	(0.01)	-	-	-	-
Redemption fees (c)	- (d)	- (d)	- (d)	-	-
Total distributions and other	(0.02)	(1.70)	(0.85)	-	-

Net asset value, end of year	$11.71	$21.35	$23.09	$19.46	$17.56

Total Return (e)	(45.00)%	(0.28)%	23.03%	10.82%	9.34%

Ratio and supplemental data
Net assets, end of year (in thousands)	$94,309	$169,291	$147,399	$97,505	$76,025

Ratio of operating expenses to average net assets (a)	2.22%	1.72%	1.80%	1.77%	1.59%
Ratio of operating expenses (excluding interest
expense) to average net assets (a)	1.38%	1.29%	1.39%	1.43%	1.46%
Ratio of net investment loss to average net assets	(0.43)%	(0.45)%	(0.57)%	(0.52)%	(0.82)%
Portfolio turnover rate	51%	9%	26%	28%	2%

(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(b)
The Fund had a 1-2 reverse stock split with ex and payable dates of January 3, 2006. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See notes to financial statements.

(c)	See notes to financial statements.

(d)	Less than $0.01 per share.

(e)	Total return represents aggregate total return and does not reflect the sales charge.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

December 31, 2008

Lifetime Achievement Fund, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in investment companies, including exchange-traded funds (“Other Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

I.   Summary of Significant Accounting Policies

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.  Investments in securities traded on a national securities exchange, including exchange-traded funds, are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are generally valued at the mean of the last quoted bid and asked prices.  For securities for which market quotations are not readily available, Manarin Investment Counsel, Ltd. (the “Manager”) values these securities at fair value in accordance with procedures approved by the Board. The Board reviews these valuations quarterly.

Financial Accounting Standards No. 157 — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” (“FAS 157”) effective for fiscal years beginning after November 15, 2007.  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  The Fund adopted FAS 157 as of January 1, 2008.  Under FAS 157, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level I — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.

The inputs of methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investment in Securities
Level 1 - Quoted Prices	$128,253,263
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—
Total	$128,253,263

Security Transactions and Investment Income — Security transactions are accounted for on the trade date.  Dividend income and distributions from other funds are recorded on the ex-dividend date, and interest income is accrued on a daily basis.  Realized gains and losses from security transactions are calculated on an identified cost basis.

Cash — The Fund classifies amounts on deposit with the Fund’s custodian as operating cash.  These amounts earn interest at variable interest rates.   At December 31, 2008, the interest rate was 0.18%.

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

The character of distributions made during the year from net investment income or net realized gain may differ in character for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

For the year ended December 31, 2008, the Fund made a reclassification entry decreasing undistributed net investment loss by $627,244, increasing accumulated net realized loss on investments by $568,922 and decreasing paid-in-capital by $58,322. This reclassification, which had no effect on the net assets of the Fund, was made to reflect permanent book/tax differences primarily related to net operating loss and the treatment of distributions from mutual funds.

As of December 31, 2008, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$166,571,655
Gross Unrealized Appreciation	$6,583,759
Gross Unrealized Depreciation	(44,902,151)
Net Unrealized Depreciation on Investments	$(38,318,392)

As of December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains	—
Accumulated Earnings	—
Accumulated Capital and Other Losses	(32,712,402)
Unrealized Depreciation	(38,318,392)
Total Accumulated Earnings Deficit	$(71,030,794)

As of December 31, 2008, the Fund had a capital loss carryover of $9,948,744, which expires on December 31, 2016.  To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

At December 31, 2008, the Fund had net realized capital losses from transactions between November 1, 2008 and December 31, 2008 of $22,763,658 which for tax purposes, are deferred and will be recognized in the year 2009.

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Distribution paid from:
Ordinary Income	$193,624	$1,115,512
Long-Term capital gains	10,739	11,359,580
Total Distributions	$204,363	$12,475,092

The Fund hereby designates approximately $10,739 as capital gain dividends, for the purpose of the dividends paid deduction.

Financial Accounting Standards Board Interpretation No. 48 — It is the Fund’s policy to continue to comply with all sections of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  The Fund is treated as a separate taxpayer for federal income tax purposes.  The Fund has adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current year.  Generally, the tax authorities can examine all tax returns filed for the last three years.

Financial Accounting Standards Board Statement No. 161 — In March 2008, the Financial Accounting Standards Board issued the Statement Financial Accounting Standard No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS No. 161”).  FAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS No. 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of FAS No. 161 will have, if any, on the financial statements and related disclosures.

2. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Manager expects the risk of loss to be remote.

3. Related Parties

The Fund pays the Manager a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund.  However, the Manager has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through December 31, 2008, to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense, distribution expense, and cost of Fund borrowings.  For the year ended December 31, 2008, the Manager made no reimbursements to the Fund, nor did it waive any of its fees because Other Expenses did not exceed 0.50% of the Fund’s average daily net assets.  The fees paid to the Manager are reviewed annually by the Fund’s Board of Directors.  A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available in the Fund’s semi-annual report dated June 30, 2008.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

The Fund paid $22,000 to unaffiliated directors during the year ended December 31, 2008.  The Fund pays a portion of the salary of the Fund’s Chief Compliance Officer.  No other officer or director who is affiliated with the Manager currently receives any compensation from the Fund for acting as a director or officer of the Fund.

4. Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities were $115,324,899 and $90,009,051, respectively, for the year ended December 31, 2008.

5. Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-I under the 1940 Act which permits the Fund to pay Manarin Securities Corporation, the Fund’s principal distributor (the “Distributor”), personnel of the Distributor, and other financial intermediaries a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis for distribution of Fund shares.  The Fund made payments of $412,606 for distribution of Fund shares during the year ended December 31, 2008.  Of this amount, payments totaling $398,723 were made to the Distributor, an affiliate of the Manager, and personnel of the Distributor under the distribution plan during the year ended December 31, 2008.

6. Loan and Pledge Agreement

On February 12, 2002, the Fund entered into a Loan and Pledge Agreement with Custodial Trust Company (the “CTC Loan Agreement”), a subsidiary of JP Morgan Chase & Co.  On October 21, 2008, the Fund entered into a $40 million revolving credit agreement with UMB Bank n.a. (“UMB Loan Agreement”) to pay off and close the CTC Loan Agreement and to continue to engage in permitted borrowing.  The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations.  Amounts borrowed under the UMB Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value.  All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance.  Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the Federal Funds rate plus 1.75%.  At December 31, 2008 the interest rate on the UMB Loan Agreement was 1.84%.  The loan is due on demand.  For the year ended December 31, 2008 borrowings under the CTC Loan Agreement and UMB Loan Agreement were as follows:

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Year
3.79%	$31,893,042	366	$1,216,454	$34,195,714

7. Securities Lending

On July 29, 2002, the Fund entered in a Master Securities Loan Agreement (the “Securities Lending Agreement”) with JP Morgan Chase & Co. (the “Lending Agent”).  The Fund may loan designated securities to the Lending Agent, for which the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan daily.  The Fund may invest the collateral at its discretion, subject to the Fund’s normal investment objectives and restrictions.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default.  Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral.  During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.

At December 31, 2008, the Fund had no securities on loan. For the year ended December 31, 2008, the Fund had no lending income.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

8. Reverse Stock Split

The Fund had a 1 for 2 reverse stock split with the ex and payable dates of January 3, 2006, to shareholders of record as of December 31, 2005.  This resulted in a decrease in shares outstanding from 10,026,043 to 5,013,022, and an increase in net asset value from $9.73 to $19.46.

9. Redemption Fee

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing.  The fee is imposed on redemptions of shares held 90 days or less from their purchase date.  Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital.  For the year ended December 31, 2008, the Fund received $5,531 in redemption fees.

10. Change in Independent Registered Public Accounting Firm

The Fund’s Audit Committee determined not to retain Grant Thornton LLP as the Fund’s independent Registered Public Accounting Firm and appointed Briggs, Bunting & Dougherty, LLP for the fiscal year ending December 31, 2008.  During the two most recent fiscal years, Grant Thornton LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles.  Further, there were no disagreements between the Fund and Grant Thornton, LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference to the disagreement in their report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of
Lifetime Achievement Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Lifetime Achievement Fund, Inc., including the schedule of investments, as of December 31, 2008, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the years in the four-year period ended December 31, 2007 were audited by other auditors, whose reports dated February 20, 2008 and February 3, 2005 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lifetime Achievement Fund, Inc. as of December 31, 2008, the results of its operations, changes in its net assets and cash flows and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
February 23, 2009

Lifetime Achievement Fund, Inc.
OTHER INFORMATION

Tax Information (Unaudited)

For the year ended December 31, 2008, 39.06% of dividends paid from net investment income, including short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund.

For the year ended December 31, 2008, 100.00% of dividends paid from net investment income, including short-term capital gains from the Fund, is designated as qualified dividend income.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at 402-330-1166 or at its toll-free number 1-800-397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at 1-800-397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at 1-800-397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SECs website at http://www.sec.gov.

Lifetime Achievement Fund, Inc.
DIRECTORS AND OFFICERS

Information concerning the Directors and Officers of the Fund as of December 31, 2008 is set forth below.

Name, Age, Position(s) Held with the Fund and Address(a)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Directors	Other Directorships Held by Directors
Roland R. Manarin(1) (64) President and Chairman since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	President, Director, Investment Adviser Representative and Portfolio Manager, Manarin Investment Counsel, Ltd., since February 1983; President, Roland Manarin & Associates, since February 1983; President, Director, Treasurer, Registered Representative and Registered Principal, Manarin Securities Corporation, since October 1994	1	None
Aron Huddleston(1),(2) (30) Vice President since May 2004; Treasurer since November 2005 15858 West Dodge Road, Suite 310 Omaha, NE 68118
Vice President (since June 2004), Assistant Portfolio Manager (since January 2002) and Investment Adviser Representative (since July 2001), Manarin Investment Counsel Ltd.; Vice President (since June 2004) and Registered Representative (since May 2001), Manarin Securities Corporation; Vice President (since June 2004) and Sales Assistant (since January 2001), Roland Manarin & Associates

		N/A	N/A
Deborah Koch(1) (36) Chief Compliance Officer since August 2004; Secretary since May 2004 15858 West Dodge Road, Suite 310 Omaha, NE 68118
Chief Operating Officer (since March 2004) and Chief Compliance Officer (since August 2004), Manarin Investment Counsel, Ltd.; Financial and Operations Principal and Secretary (since March 2004) and Chief Compliance Officer (since August 2004), Manarin Securities Corporation; Chief Operating Officer (since March 2004), Roland Manarin & Associates; OSJ Manager, Life Investors (an insurance agency), from March 1999 to March 2004

		N/A	N/A
David C. Coker (62) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Executive Director, Nebraska Lutheran Outdoor Ministries (non-profit religious organization), since 1991	1	None
Jerry Vincentini (68) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Retired; formerly, a business owner	1	None
Dr. BodoTreu(3) (51) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Physician, Alegent Family Care Clinic (family practice clinic), since 1987	1	None
Mark H. Taylor, PhD CPA (44) Director since February 2007 15858 West Dodge Road, Suite 310 Omaha, Nebraska 68118	Professor and John P. Begley Endowed Chair in Accounting, Creighton University, since August 2002; Member AICPA Accounting Standards Board, since December 2008; Academic Fellow, Securities and Exchange Commission, Office of the Chief Accountant, Professional Practice Group, from August 2005 to July 2006; Visiting Associate Professor of Accounting, Brigham Young University, 2004; Assistant Professor, School of Accounting, Moore School of Business, University of South Carolina, from August 1999 to July 2002	1	Northern Lights Fund Trust (25 funds) Northern Lights Variable Trust (10 funds)

(a)	Each director serves until the earlier of his resignation, removal, disqualification or death, or until his successor is duly elected and qualified. Officers are elected by the Board annually.
(1)	Considered an “Interested Person” of the Fund as defined in the 1940 Act by virtue of their respective position with the Manager.
(2)	Mr. Huddleston is Roland Manarin’s son-in-law.
(3)	Dr. Treu is Roland Manarin’s nephew.

Additional information about the Fund’s directors is available in the Statement of Additional Information. The Statement of Additional information is available, without charge, upon request by calling us at 1-800-397-1167.

BOARD OF DIRECTORS
David C. Coker          Roland R. Manarin          Mark H. Taylor
Dr. Bodo Treu          Jerry Vincentini

OFFICERS
Roland R. Manarin, Chairman and President
Aron Huddleston, Vice President and Treasurer
Deborah Koch, Secretary and Chief Compliance Officer

LEGAL COUNSEL
Godfrey & Kahn, S.C.
Milwaukee, Wisconsin

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
1835 Market Street
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Manarin Securities Corporation
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118

INVESTMENT MANAGER
Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
402.330.1166

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by this report.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)    (1) The Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2008.
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it has two “audit committee financial experts” serving on its audit committee, both of whom are “independent.” These persons are Mark Taylor and Jerry Vincentini.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the Registrant’s audit committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.
Aggregate fees billed for professional services rendered by Briggs, Bunting & Dougherty, LLP (“BBD”) during fiscal 2008, and by Grant Thornton, LLP (“GT”) for fiscal 2007, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2008	$16,000
Fiscal year ended December 31, 2007	$21,735

(b) Audit-Related Fees.
Aggregate fees billed for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

Audit related fees are those which relate to the audit but are not included in its cost.  The major component of these fees for fiscal 2008 relate to fees charged by GT in connection with the Registrant’s change of independent auditors and for fiscal 2007 relate to the attendance of audit committee meetings charged by GT.

Fiscal year ended December 31, 2008	$ 2,440
Fiscal year ended December 31, 2007	$ 1,600

(c) Tax Fees.
Aggregate fees billed for professional services rendered by RSM McGladrey, Inc. (“RSM”) to the Registrant for tax compliance, tax advice, tax planning and review of tax filings.

Tax fees charged by RSM relate to the reviewing of filings and financial statements.

Fiscal year ended December 31, 2008	$2,750
Fiscal year ended December 31, 2007	$3,200

(d) All Other Fees.
Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.

None.

(e)
(1)  The Registrant's Audit Committee has adopted a pre-approval policy relating to audit and non-audit services to be provided by the Registrant's principal accountant.  Under this policy, the engagement terms and fees of the Registrant's annual audit must be specifically pre-approved by the Audit Committee.  In accordance with the terms of the Audit Committee's pre-approval policy, certain audit-related services and tax services have already received the general pre-approval of the Audit Committee.  Any services that have not already been approved by the Audit Committee in accordance with its pre-approval policy must be specifically pre-approved by the Audit Committee before the service can be rendered.  In regards to services that have already received the general approval of the Audit Committee in accordance with the terms of its pre-approval policy, the Audit Committee will be informed promptly of any such services rendered by the Registrant's principal accountant.

(2) During FY 2008, all of the non-audit services provided by BBD were pre-approved by the Audit Committee.  Accordingly, the percentage for which pre-approval was waived is zero.

(f) Not applicable.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

 Not applicable.

Item 11.  Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	The Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 7, 2008.

(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3)	Not applicable.

(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.

By:           /s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
Date:  February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:           /s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
Date:  February 26, 2009

By:           /s/ Aron D. Huddleston
Aron D. Huddleston
Principal Financial Officer
Date:  February 26, 2009